                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 24, 2003


                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

            ILLINOIS                            0-19594                            95-3790111
 (State or other jurisdiction of       (Commission File Number)        (IRS Employer Identification No.)
         incorporation)


              850 E. ALGONQUIN RD., SUITE 100, SCHAUMBURG, IL 60173
                    (Address of principal executive offices)


                                 (847) 839-3939
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c) Exhibits.


              EXHIBIT NO.                             EXHIBIT

                 99.1 Press Release dated April 24, 2003 of Insurance Auto Auctions, Inc.



ITEM 9. REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 12. "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

         On April 24, 2003, the Company issued a press release announcing First Quarter results of operations; an update on the Company's growth and expansion strategy; and the decision of the Company's current Chairman of the Board, Joseph F. Mazzella to not stand for re-election to the Company's Board and the appointment of director Peter H. Kamin to the Chairman's post upon re-election at the Company's 2003 Annual Meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Insurance Auto Auctions, Inc.

         Dated: April 29, 2003

                                             By:  /s/ Thomas C. O'Brien
                                                  ------------------------------
                                                  Thomas C. O'Brien
                                                  Chief Executive Officer

                                INDEX OF EXHIBITS


EXHIBIT NO.                                  EXHIBIT

   99.1           Press Release dated April 24, 2003 of Insurance Auto Auctions,
                  Inc.